united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

iCapital KKR Private Markets Fund

(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor, New York, NY 10165

(Address of principal executive offices) (Zip code)

Kyle Hartley, iCapital Registered Fund Adviser LLC

60 East 42nd Street, 26th Floor, New York, NY 10165

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 994-7333

Date of fiscal year end: 3/31

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

iCapital NETWORK

SEMI-ANNUAL REPORT

September 30, 2021

SUB-ADVISED BY:
StepStone Group LP
4275 Executive Square
Suite 500
La Jolla, CA 92037

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
September 30, 2021

Table of Contents

Portfolio Review (Unaudited)	1
Consolidated Portfolio of Investments	2
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	6
Consolidated Statement of Cash Flows	7
Consolidated Statements of Financial Highlights	8
Notes to Consolidated Financial Statements	9
Privacy Notice	20
Supplemental Information	22

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the Periods ended September 30, 2021, compared to its benchmarks:

	Six Months	One Year	Annualized Three Year	Annualized Five Year	Annualized Since Inception July 31, 2015 **
iCapital KKR Private Markets Fund - Class A	14.52%	36.30%	14.20%	11.98%	11.67%
iCapital KKR Private Markets Fund - Class A with load ***	10.50%	31.57%	12.85%	11.18%	11.02%
iCapital KKR Private Markets Fund - Class I	14.89%	37.12%	14.85%	12.65%	12.39%
MSCI AC World Index Net ****	6.26%	27.44%	12.58%	13.20%	10.66%
S&P 500 Total Return Index *****	9.18%	30.00%	15.99%	16.90%	14.53%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s July 31, 2021 prospectus, the total annual operating expense are 3.58% and 2.97% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7333.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Class A with load total return is calculated using the maximum sales charge of 3.50%.

****	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors nearly 3,000 large- and mid-cap stocks in 49 countries. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

*****	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

Holdings by Type of Investment as of September 30, 2021	% of Net Assets
Investments in Private Equity Funds:
Primary Investments	45.02%
Secondary Investments	34.27%
Co-Investments	18.21%
Liabilities in Excess of Other Assets	2.50%
Total	100.00%

Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2021

						Initial
	Investment					Acquisition
	Strategy	Geographic Region	Cost	Fair Value	% of Net Assets	Date
INVESTMENTS IN PRIVATE EQUITY FUNDS (a) - 96.81%
CO-INVESTMENTS - 18.21%
Independence Energy Co-Invest L.P. (b) *	Buyout	Americas	$10,166,473	$9,262,884	1.77%	2/26/2018
KKR Banff Co-Invest L.P. *	Buyout	Americas	10,000,000	16,000,000	3.05%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P. *	Infrastructure	Europe	6,435,450	7,133,028	1.36%	10/3/2017
KKR Caribou Co-Invest L.P. *	Growth	Americas	525,000	1,896,225	0.36%	2/26/2018
KKR Element Co-Invest L.P. *	Buyout	Americas	—	359	0.00%	8/12/2016
KKR Enterprise Co-Invest AIV B L.P. *	Buyout	Americas	2,294,701	8,575,450	1.63%	7/14/2020
KKR Enterprise Co-Invest L.P. *	Buyout	Americas	20,000,000	2,228,796	0.42%	9/6/2018
KKR Sigma Co-Invest L.P. *	Buyout	Europe	7,500,000	12,977,718	2.47%	6/11/2018
LC Sports Pte. Ltd.	Buyout	Asia	2,282,797	2,191,855	0.42%	11/2/2018
Nutraceutical Investco LP (c) *	Buyout	Americas	1,351,791	2,255,008	0.43%	7/15/2019
OnyxPoint Permian Equity Feeder III LLC (c)*	Buyout	Americas	2,723,512	4,000	0.00%	9/7/2018
WestCap Hopper 2021 Co-Invest, LLC (c)*	Growth	Americas	1,513,490	1,513,490	0.29%	9/23/2021
Uno Co-Invest L.P. *	Buyout	Americas	15,000,000	31,500,000	6.01%	6/7/2017
TOTAL CO-INVESTMENTS			79,793,214	95,538,813	18.21%

PRIMARY INVESTMENTS - 45.02%
Bridge Growth Partners (Parallel), L.P. (c) *	Growth	Americas	812,703	1,214,102	0.23%	2/23/2016
HPH Specialized International Fund 1, L.P. (c) *	Buyout	Americas	652,886	11,834	0.00%	10/9/2015
KKR Americas Fund XII L.P.	Buyout	Americas	50,170,255	99,224,770	18.91%	3/31/2017
KKR Asian Fund III L.P.	Buyout	Asia	47,075,132	86,511,219	16.49%	3/31/2017
KKR European Fund IV, L.P.	Buyout	Europe	3,813,158	5,688,303	1.08%	12/17/2015
KKR European Fund V, L.P. SCSp	Buyout	Europe	17,493,685	22,137,343	4.22%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Growth	Americas	8,801,778	11,668,000	2.22%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b)	Growth	Americas	2,988,018	4,830,325	0.92%	7/11/2019
L Catterton Asia 3 LP	Buyout	Asia	1,787,910	1,555,796	0.30%	12/4/2018
Oak Hill Capital Partners IV, L.P. (c)	Buyout	Americas	847,800	828,863	0.16%	3/31/2017
Providence Strategic Growth Europe L.P. (b) *	Growth	Europe	478,984	608,562	0.12%	11/11/2019
RB Equity Fund II-A, L.P. (c)*	Growth	Americas	379,396	504,544	0.10%	12/3/2018
The Resolute Fund IV, L.P.	Buyout	Americas	756,021	1,422,595	0.27%	9/28/2018
TOTAL PRIMARY INVESTMENTS			136,057,726	236,206,256	45.02%

SECONDARY INVESTMENTS - 34.27%
Artisan Partners Asset Management, Inc. TRA (c,d)	Credit	Americas	2,864,802	3,069,479	0.58%	10/12/2018
Charles River Partnership XIII, L.P. *	Growth	Americas	31,567	230,637	0.04%	6/29/2018
Eurazeo Capital IV A SCSp *	Buyout	Europe	2,487,389	2,832,238	0.54%	1/28/2019
Eurazeo Capital IV D SCSp *	Buyout	Europe	1,070,489	1,030,981	0.20%	1/28/2019
Foundation Capital III L.P. *	Growth	Americas	102	1,555	0.00%	6/29/2018
Foundation Capital V L.P. *	Growth	Americas	3,410	207,795	0.04%	6/29/2018
Foundation Capital VI L.P. *	Growth	Americas	161,147	352,206	0.07%	6/29/2018
Foundation Capital VII L.P. *	Growth	Americas	580,590	1,430,268	0.27%	6/29/2018
Foundation Capital VIII L.P. *	Growth	Americas	700,311	7,749,458	1.48%	6/29/2018
GA Continuity I GP, L.P. (c) *	Buyout	Americas	3,450,596	3,439,472	0.65%	6/22/2021
KKR 2006 Fund L.P . (b) *	Buyout	Americas	14,842,849	11,105,979	2.12%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)*	Buyout	Americas	1,432,350	—	0.00%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b)*	Buyout	Americas	1,955,996	—	0.00%	12/31/2015
KKR 2006 Fund (Overseas) L.P. *	Buyout	Americas	9,554,332	3,790,772	0.72%	12/31/2015
KKR Asian Fund L.P. *	Buyout	Asia	1,757,395	4,255	0.00%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Buyout	Asia	1,088,708	249,125	0.05%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Buyout	Asia	3,220,000	2,924,959	0.56%	9/30/2017
KKR China Growth Fund, L.P.	Growth	Asia	12,629,943	7,414,836	1.41%	6/29/2018
KKR European Fund III, L.P. *	Buyout	Europe	2,321,071	887,116	0.17%	12/31/2015
KKR Gaudi Investors L.P. *	Buyout	Europe	8,623,313	9,232,033	1.76%	5/4/2017
KKR Lending Partners II L.P. (b) *	Credit	Americas	2,844,153	1,336,542	0.25%	3/31/2017
KKR North America Fund XI L.P. (b)	Buyout	Americas	21,995,696	22,996,664	4.38%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b)*	Buyout	Americas	1,656,323	12,298,582	2.34%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b)*	Buyout	Americas	1,158,120	723,860	0.14%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Real Estate	Americas	33,269,703	40,227,749	7.67%	5/31/2018
L Catterton VIII Offshore, L.P. (b)	Buyout	Americas	2,474,551	3,083,922	0.59%	9/27/2019
Lime Rock Partners IV AF, L.P.	Buyout	Americas	5,025,289	7,271,965	1.39%	6/21/2018
Menlo Ventures IX LP *	Growth	Americas	38,532	90,153	0.02%	12/31/2017
Menlo Ventures X LP *	Growth	Americas	2,493,985	188,025	0.04%	12/31/2017
Menlo Ventures XI LP *	Growth	Americas	5,080,335	2,052,346	0.39%	12/31/2017

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2021

						Initial
	Investment					Acquisition
	Strategy	Geographic Region	Cost	Fair Value	% of Net Assets	Date
SECONDARY INVESTMENTS (Continued) - 34.03%
Oak Hill Capital Partners III (AIV I), L.P. * (c)	Buyout	Americas	$109,786	$35,026	0.01%	3/17/2017
Oak Hill Capital Partners III, L.P. (c)	Buyout	Americas	785,802	350,289	0.07%	3/17/2017
Oak Hill Special Opportunities Fund (Offshore II), Ltd.	Buyout	Americas	4,449	—	0.00%	3/17/2017
OHCP III BC COI, L.P. (c) *	Buyout	Americas	1,950,455	5,171,816	0.99%	3/17/2017
OHCP III BC RO, L.P. (c) *	Buyout	Americas	727,995	1,273,738	0.24%	12/31/2018
Orchid Asia III, L.P. (c) *	Buyout	Asia	932,796	1,555,841	0.30%	8/15/2016
Pueblo Co-Invest-A LP *	Growth	Americas	3,447,261	6,622,186	1.26%	6/25/2019
RB Equity Fund I-A LP (c) *	Growth	Americas	3,587,692	8,228,219	1.57%	12/31/2018
Salient Solutions LLC (c,e)*	Growth	Americas	—	11,806	0.00%	2/10/2016
The Resolute Fund II Continuation Fund, L.P.	Buyout	Americas	3,436,445	3,549,313	0.68%	8/31/2018
Warburg Pincus XI (ASIA), L.P. (c) *	Growth	Asia	6,997,853	5,620,387	1.07%	9/30/2017
Yorktown Energy Partners IX, L.P (b)*	Buyout	Americas	327,161	225,081	0.04%	9/30/2018
Yorktown Energy Partners VI, L.P (b) *	Buyout	Americas	63,741	30,193	0.00%	9/30/2018
Yorktown Energy Partners VII, L.P (b) *	Buyout	Americas	181,055	78,954	0.01%	9/30/2018
Yorktown Energy Partners VIII, L.P (b) *	Buyout	Americas	598,709	346,270	0.07%	9/30/2018
Yorktown Energy Partners X, L.P (b) *	Buyout	Americas	573,064	464,704	0.09%	9/30/2018
TOTAL SECONDARY INVESTMENTS			168,537,311	179,786,795	34.27%

TOTAL INVESTMENTS IN PRIVATE EQUITY FUNDS			$384,388,251	$511,531,864	97.50%

TOTAL INVESTMENTS - 97.50% (Cost - $384,388,251) (f)				$511,531,864
OTHER ASSETS LESS LIABILITIES - 2.50%				13,127,828
NET ASSETS - 100.00%				$524,659,692

*	Non-income producing.

(a)	Securities restricted to resale represents $511,531,864 or 96.81% of net assets.

(b)	All or part of these investments are holdings of iKF, LLC, a wholly-owned subsidiary of the Master Fund.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	Artisan Partners Asset Management TRA - A tax receivable agreement (“TRA”) with Artisan Partners Asset Management (NYSE: APAM) was acquired from a private equity fund in a secondary transaction.

(e)	Salient Solutions LLC - An existing equity co-investment interest in Salient Solutions LLC, a technology company, was acquired from a private equity fund in a secondary transaction.

(f)	The fair value of total investments consists of the following regions:

	Cost	Fair Value	% of Net Assets
Americas	$256,392,178	$340,976,269	64.99%
Asia	$77,772,534	$108,028,273	20.59%
Europe	$50,223,539	$62,527,322	11.92%
Total Investments	$384,388,251	$511,531,864	97.50%

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2021

ASSETS
Investment securities:
Investments at cost	$384,388,251
Investments at fair value	$511,531,864
Cash	26,100,185
Prepaid expenses and other assets	70,344
TOTAL ASSETS	$537,702,393

LIABILITIES
Payable for Fund shares repurchased	3,727,899
Deferred tax liability	2,374,196
Management fee payable to the Adviser	675,375
Service fees payable to related parties	497,370
Distribution and servicing fees payable to Distributor	224,353
Line of credit fees payable	202,387
Subscriptions received in advance	4,879,762
Other Accrued expenses and liabilities	461,359
TOTAL LIABILITIES *	13,042,701

NET ASSETS	$524,659,692

Composition of Net Assets:
Paid-in capital	$332,105,362
Accumulated earnings	192,554,330
NET ASSETS	$524,659,692

Class A Shares:
Net Assets	$355,295,818
Shares of beneficial interest outstanding [$0 par value]	19,116,010
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$18.59
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$19.26

Class I Shares:
Net Assets	$169,363,874
Shares of beneficial interest outstanding [$0 par value]	4,204,097
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$40.29

*	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2021

INVESTMENT INCOME
Dividend distributions from underlying investments	$2,688,411
Interest income	25
TOTAL INVESTMENT INCOME	2,688,436

EXPENSES
Management fees	2,895,414
Distribution and servicing fees	1,009,603
Tax expense	2,859,597
Line of credit fees	362,327
Sub accounting and sub transfer agent fees	243,616
Administrative services fees	192,493
Legal fees	141,386
Audit and tax fees	90,026
Printing and postage expenses	71,055
Trustees fees and expenses	65,682
Custodian fees	57,156
Accounting services fees	40,216
Transfer Agent Fees	31,486
Registration fees	20,704
Chief compliance officer fees	18,049
Other expenses	20,863
TOTAL EXPENSES	8,119,673

NET INVESTMENT LOSS	(5,431,237)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Capital gain distributions from underlying investments	27,647,347
Net realized gain/(loss) from investments	(167,443)
Net change in unrealized appreciation/(depreciation) on investments	45,213,933
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	72,693,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,262,600

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2021	March 31, 2021
	(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(5,431,237)	$4,459,156
Net capital gain distributions from underlying investments	27,647,347	24,434,724
Net realized gain/(loss) from investments	(167,443)	—
Net change in unrealized appreciation/(depreciation) on investments	45,213,933	101,996,538
Net increase in net assets resulting from operations	67,262,600	130,890,418

DISTRIBUTIONS TO MEMBERS
Total Distributions :
Class A	(5,111,448)	(11,889,074)
Class I	(2,401,874)	(5,027,808)
Total distributions to members	(7,513,322)	(16,916,882)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold:
Class A	1,533,000	1,321,568
Class I	8,786,000	5,770,880
Reinvestment of distributions
Class A	4,885,541	11,402,631
Class I	2,225,526	4,671,971
Repurchase of shares
Class A	(7,530,504)	(37,815,885)
Class I	(2,216,272)	(11,388,110)
Total Increase (Decrease) in Net Assets from Shares of Beneficial Interest	7,683,291	(26,036,945)

NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS	67,432,569	87,936,591

NET ASSETS
Beginning of Year	457,227,123	369,290,532
End of Period/Year	$524,659,692	$457,227,123

SHARE ACTIVITY
Class A:
Shares Sold	70,080	99,102
Shares Reinvested	290,115	841,093
Shares Repurchased	(403,815)	(2,578,535)
Net Increase (decrease) in shares outstanding	(43,620)	(1,638,340)

Class I:
Shares Sold	235,053	197,830
Shares Reinvested	61,074	159,830
Shares Repurchased	(57,820)	(367,391)
Net increase/(decrease) in shares outstanding	238,307	(9,731)

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$67,262,600
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	$(33,059,254)
Net Proceeds (Purchase) of short-term investments	1,816,314
Realized gain on investments	167,443
Net change in unrealized appreciation/depreciation on investments	(45,213,933)
Return of capital from underlying investments	36,375,952
Net realized loss from investments	167,443
Decrease in prepaid expenses and other assets	460,037
Increase in deferred tax Liability	2,374,196
Increase in payable due to Adviser	130,103
Increase in service fees payable to related parties	162,577
Increase in distribution and servicing fees payable to Distributor	47,185
Increase in line of credit legal fees	49,194
Increase in accrued expenses and other liabilities	57,160
Net Cash Provided by Operating Activities	$30,797,017

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	$15,159,999
Payment of Shares repurchased, net of change in payable for Shares repurchased	(18,422,508)
Distributions paid to shareholders	(402,255)
Decrease in line of credit outstanding	(7,450,000)
Net Cash Used in Financing Activities	$(11,114,764)

NET DECREASE IN CASH	$19,682,253
CASH - BEGINNING OF PERIOD	6,417,932
CASH - END OF PERIOD	$26,100,185

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Reinvestment of distributions to shareholders:	$7,111,067
In-kind securities received from underlying fund investments:	$635,083
Interest expense paid	$76,929

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)
	Six Months End		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2021		March 31, 2021		March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017
	(Unaudited)
Net asset value, beginning of year	$16.49		$12.59		$13.86		$13.72		$13.43		$12.61
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	(0.21)		0.13		(0.03)		(0.23)		(0.20)		(0.11)
Net realized and unrealized gain/(loss) on investments	2.58		4.35		(0.71)		1.20		1.07		1.50
Net increase/(decrease) in net assets resulting from operations	2.37		4.48		(0.74)		0.97		0.87		1.39
Less distributions from:
Net investment income	(0.01)		—		—		—		—		—
Net realized gains	(0.26)		(0.58)		(0.53)		(0.83)		(0.58)		(0.57)
Total distributions	(0.27)		(0.58)		(0.53)		(0.83)		(0.58)		(0.57)
Net asset value, end of year	$18.59		$16.49		$12.59		$13.86		$13.72		$13.43
Total return (4)	14.52	% (5)	36.67%		(5.64)%		7.35%		6.62%		11.19	% (5)
Net assets, end of year (000s)	$355,296		$315,874		$261,763		$297,902		$287,217		$189,454
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	3.58%		2.35	% (9)	2.62%		2.40%		2.31%		2.47%
Ratio of net expenses to average net assets (7)	3.58%		2.35	% (9)	2.62	% (8)	2.49	% (8)	2.40	% (8)	2.47%
Ratio of net investment income (loss) to average net assets (7)	(2.45)%		0.94%		(0.20)%		(1.66)%		(1.40)%		(0.97)%
Portfolio Turnover Rate	0	% (5)	0%		0%		1%		0%		0	% (5)

	Class I (2)
	Six Months End		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2021		March 31, 2021		March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017
	(Unaudited)
Net asset value, beginning of year	$35.64		$27.05		$29.62		$29.15		$28.36		$26.57
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	(0.34)		0.45		0.10		(0.32)		(0.22)		(0.01)
Net realized and unrealized gain/(loss) on investments	5.59		9.40		(1.54)		2.56		2.24		3.00
Net increase/(decrease) in net assets resulting from operations	5.25		9.85		(1.44)		2.24		2.02		2.99
Less distributions from:
Net investment income	(0.04)		—		—		—		—		—
Net realized gains	(0.56)		(1.26)		(1.13)		(1.77)		(1.23)		(1.20)
Total distributions	(0.60)		(1.26)		(1.13)		(1.77)		(1.23)		(1.20)
Redemption fees collected (3)	—		—		—		—		—		0.00
Net asset value, end of year	$40.29		$35.64		$27.05		$29.62		$29.15		$28.36
Total return (4)	14.89	% (5)	37.48%		(5.13)%		7.98%		7.27%		11.43%
Net assets, end of year (000s)	$169,364		$141,353		$107,528		$109,643		$91,307		$54,767
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	2.96%		1.74	% (9)	2.03%		1.81%		1.72%		2.77%
Ratio of net expenses to average net assets (7)	2.96%		1.74	% (9)	2.11	% (8)	1.89	% (8)	1.77	% (8)	1.83%
Ratio of net investment income (loss) to average net assets (7)	(1.85)%		1.54%		(0.36)%		(1.07)%		(0.75)%		(0.05)%
Portfolio Turnover Rate	0	% (5)	0%		0%		1%		0%		0%

(1)	Class A commenced operation on June 1, 2016 with the reorganization of the master/feeder structure. See Note 1 in the notes to consolidated financial statements.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See Note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See Note 4 in the notes to consolidated financial statements.

(9)	The Fund estimates it tax expense on iKF, LLC, a wholly owned subsidiary of the Master Fund. Due to the timing of tax estimates the Fund had a tax overpayment from prior year that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 2.47% and 1.86% for class A and I, respectively

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2021

1.	ORGANIZATION

iCapital KKR Private Markets Fund (formerly, Altegris KKR Commitments Master Fund) (the “Fund”) is a Delaware statutory trust organized on April 22, 2014 and commenced operations on July 31, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. Prior to February 16, 2021, Altegris Advisors, LLC (the “Previous Adviser”) served as the Fund’s investment adviser. Thereafter iCapital Registered Fund Adviser LLC (the “Adviser’’ or the “iCapital RF Adviser”), an affiliate of Institutional Capital Network, Inc. (“iCapital Network”), became the Fund’s investment adviser. StepStone Group LP serves as the Fund’s Sub-Adviser (the “Sub-Adviser”).

On November 9, 2020, the Board of Trustees (the “Board”) of the Fund approved a new investment advisory agreement between iCapital RF Adviser and the Fund (the “New Advisory Agreement”). On November 9, 2020, the Board also approved a new investment sub-advisory agreement between iCapital RF Adviser and the Sub-Adviser and a new distribution agreement with iCapital Securities, LLC (“iCapital Securities”), a registered broker/dealer affiliate of iCapital Network (the “New Distribution Agreement”), to serve as the Fund’s new distributor. The New Advisory Agreement and the New Sub-Advisory Agreement were subsequently approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) entitled to vote at a special meeting of Fund shareholders on January 29, 2021 (the “Special Meeting”). On February 16, 2021, following the approval of the New Advisory Agreement and New Sub-Advisory Agreement at the Special Meeting, iCapital RF Adviser replaced the Previous Adviser as the Fund’s investment adviser, the Sub-Adviser continues to serve as the Fund’s sub- adviser, the Fund entered into the New Distribution Agreement with iCapital Securities, and the Fund’s name was changed to iCapital KKR Private Markets Fund. At the Special Meeting, the shareholders also elected Nick Veronis as an Interested Trustee of the Fund. Following the Special Meeting, Matthew Osborne resigned as an Interested Trustee of the Fund. Officers associated with the Previous Adviser have also resigned and the Board has appointed certain new officers associated with iCapital RF Adviser.

The Fund currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests and/or makes capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. Inc. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Investment Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such KKR Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iKF, LLC (formerly, AKCF LLC Series A) (“iKF”), a limited liability company in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. iKF is a wholly owned subsidiary of the Fund; therefore all intercompany accounts and transactions have been eliminated. The inception date of iKF is September 18, 2015.

A summary of the Fund’s investment in iKF is as follows:

iKF Net Assets at	% of Total Net Assets
September 30, 2021	at September 30, 2021
$44,343,336	8.45%

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Funds Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds. These valuation procedures, which have been approved by the Board, provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund calculates its NAV and issues Shares on a monthly basis.

The fair value of the investment in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the provisions of the Fair Value Measurement of the ASC Topic 820. The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Adviser is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Ultimus Fund Solutions, LLC (“UFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market prices for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Fund’s assets measured at fair value:

				Investments Valued
Assets *	Level 1	Level 2	Level 3	at NAV **	Total
Investments
Private Equity Funds	$—	$—	$38,012,873	$473,518,991	$511,531,864
Total Investments:	$—	$—	$38,012,873	$473,518,991	$511,531,864

*	Refer to the Consolidated Portfolio of Investments for asset classification.

**	Assets valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the six months ended September 30, 2021.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance
Investments	Balance 3/31/21	purchases	paydowns	gain (loss)	(depreciation)	Level 3	Level 3	9/30/21
Private Equity Funds	$27,814,135	$24,885	$(2,891,607)	$1,416,143	$(417,851)	$23,445,173	$(11,378,005)	$ 38,012,873

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of September 30, 2021:

				Single Input or
Investment Type	Value at 9/30/21	Valuation Technique(s)	Unobservable Input(s)	Range of Inputs
Co-Investment Interest	$11,806	Ownership percentage applied to adjusted third party valuation	Third party valuation	N/A
Tax Receivable Agreement	3,069,479	Discounted cash flow	Discount factor* Tax rate**	17% 23.97%
Private Equity Funds	34,931,588	Adjusted reported investment net asset value	Fair value adjustment***	N/A

*	An increase of the input would indicate a decrease in fair value.

**	An increase of the input would indicate an increase in fair value.

***	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index, and the beta is calculated through analysis and backtested by the Adviser. As of September 30, 2021, the beta applied was 33%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by the Adviser’s valuation committee for which the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

In certain circumstances, the Adviser’s valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of September 30, 2021, that qualify for these valuations are shown in the table below:

						Notice
Investment			Unfunded	Remaining	Redemption	Period (In	Redemption restrictions
Category	Investment Strategy	Fair Value	Commitments	Life	Frequency *	Days)	Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$397,329,942	69,993,051	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Growth	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$62,435,124	$12,222,781	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$51,766,798	$6,848,407	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Unfunded Commitments – As of September 30, 2021, the Fund had total unfunded commitments of $89,064,239 which consist of $69,993,051 Private Equity-Buyout, $12,222,781 Private Equity-Growth Equity and $6,848,407 Private Equity - Other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC 740 Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2018 through September 30, 2020 or expected to be taken in the Fund’s September 30, 2021 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iKF, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iKF recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. iKF’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. iKF recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the years ended March 31, 2021 and 2020 or the six months ended September 30, 2021 and 2020.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

The estimated provision for (benefit from) income taxes for the six months ended September 31, 2021 and 2020 consist of the following:

Current:	2021	2020
Federal	$979,368	$(166,660)
State	426,776	(75,085)
	1,406,144	(241,745)
Deferred:
Federal	1,224,027	240,347
State	533,391	108,284
	1,757,418	348,631
Estimated provision for income taxes	$3,163,562	$106,886

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At September 30, 2021 and 2020, components of the estimated deferred tax assets and liabilities are as follows:

Deferred tax assets:	2021	2022
Net unrealized loss on investment securities	$—	$1,540,446
Capital loss carryforward	—	241,745
Valuation allowance	—	(1,540,446)
Deferred tax liabilities:
Net unrealized gains on investment securities	(2,993,905)	—
Net deferred tax assets (liabilities)	$(2,993,905)	$241,745

The Adviser reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Previously valued attributes have been utilized in the current period, and therefore no longer require a valuation allowance.

The Adviser will continue to assess the need for a valuation allowance in the future.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

	As of September 30,	As of September 30,
iKF, LLC	2021	2020
Income taxes at statutory rate	$2,628,237	$488,102
State income tax benefit (net of federal benefit)	758,532	26,227
Book to tax period adjustment	(223,807)	(407,443)
Provision for income taxes	$3,163,562	$106,886

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit. The current cash balance exceeds the FDIC insurance limit.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the six months ended September 30, 2021, cost of purchases and proceeds from sales or other disposition of investments other than short-term investments amounted to $33,059,300 and $467,640, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises (including the recent global outbreak of the coronavirus (“COVID- 19”)) and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives and the impact could be material.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset -based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund . The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds. Pursuant to the agreement, the Fund incurred $2,895,414 in Management Fees for the six months ended September 30, 2021, which is included in the Consolidated Statement of Operations. As of September 30, 2021 the payable due to the Adviser for Management Fees is $675,375.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2022 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the feeder fund to the Adviser. For the six months ended September 30, 2021, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares) (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to iCapital Securities, an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution -related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the six months ended September 30, 2021, pursuant to the Plan, Class A shares incurred $1,009,603 in Distribution and Servicing Fees paid to iCapital Securities, which are included in the Consolidated Statement of Operations. As of September 30, 2021, distribution and servicing fees payable to Distributor was $224,353.

The Fund reimburses the Adviser for certain sub-accounting and sub -transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the six months

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

ended September 30, 2021, the Fund incurred $243,616 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the Consolidated Statement of Operations.

UFS

UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the six months ended September 30, 2021 certain officers of the Fund were also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended September 30, 2021, the Fund incurred $192,493 of administrative service fees, $31,486 of transfer agent fees, and $40,216 of fund accounting fees which are included in the Consolidated Statement of Operations. As of September 30, 2021, service fees payable to related parties includes a payable of $173,054 due to UFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the six months ended September 30, 2021, the Fund incurred $18,049 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations.

Blu Giant, LLC (“Blu Giant”), a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the six months ended September 30, 2021, the Fund incurred $71,055 of printing and postage expenses which are included in the Consolidated Statement of Operations. As of September 30, 2021, services fees payable to related parties payable includes a payable of $46,520 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. For the six months ended September 30, 2021, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of Shares from a Shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any such Shares repurchased by the Fund. There is no minimum number of Shares which must be repurchased in any repurchase offer.

During the six months ended September 30, 2021, the Fund repurchased tendered Shares as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered	NAV Price of Shares Tendered	Redemption Value of Shares Tendered	Shares Outstanding on Repurchase Date, Before Repurchase
June 30, 2021
Class A		1.30%	252,466	$17.33	$4,375,243	19,455,650
Class I		1.00%	41,062	$37.53	$1,541,048	4,109,403
Total	$21,262,983				$5,916,291
September 30, 2021
Class A		0.85%	164,211	$18.59	$3,052,676	19,280,220
Class I		0.40%	16,759	$40.29	$675,223	4,220,856
Total	$23,868,990				$3,727,899

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund’s tax year end is September 30, 2021, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2021 and September 30, 2020 was as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$—	$—
Long-Term Capital Gain	16,840,577	16,385,659
Return of Capital	—	—
	$16,840,577	$16,385,659

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$21,235,789	$(3,053,845)	$—	$16,451,646	$157,920,740	$192,554,330

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, C-corporations with return of capital distributions and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year are deemed to arise on the first business day of the following tax year for tax purposes. The Fund incurred and elected to defer such late year losses of $3,053,845.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2021 as follows:

Accumulated
Paid-In Capital	Earnings (Losses)
$11,948,521	$(11,948,521)

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K- 1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2021 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2021 will not be finalized by the Fund until after the fiscal period end.

iCapital KKR Private Markets Fund

(formerly, Altegris KKR Commitments Master Fund)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2021

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On February 12, 2021, Credit Suisse AG issued a line of credit up to $70 million with a maturity date of February 11, 2022 under a revolving credit agreement. The cost for the unused line of credit is .85% per annum. For the six months ended September 30, 2021, the Fund incurred $285,398 in commitment fees, which are included in the line of credit fees in the Consolidated Statement of Operations. The Fund accessed the line of credit during the six months ended September 30, 2021, based only on the days borrowed, as follows:

Average Amount			Outstanding
Borrowings	Average	Interest	Borrowings
Outstanding	Interest Rate	Expense	9/30/2021
$15,548,901	1.98%	$76,929	$—

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

PRIVACY NOTICE

What does iCapital KKR Private Markets Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     Account transactions and transaction history

●     Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account or deposit money

●    Direct us to buy securities or direct us to sell your securities

●    Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
iCapital Registered Fund Adviser LLC.
60 East 42nd Street, 26th Floor New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

IMPORTANT INFORMATION / DISCLAIMER

Investors should carefully consider the investment objectives, risks, charges and expenses of the iCapital KKR Private Markets Fund before investing. This and other important information about the Fund is contained in the Fund’s Prospectus, which can be obtained by calling 877-562-1682 or visiting https://www.icapitalkkrpmfund.com/. The Prospectus should be read carefully before investing. Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that any investment will achieve its objectives, generate profits or avoid losses. An investment in private equity is speculative and involve substantial risks.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together “iCapital Network”). Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. This material does not intend to address the financial objectives, situation or specific needs of any individual investor. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital Network assumes no liability for the information provided.

This material is confidential, is the property of iCapital Network and may not be shared without the written permission of iCapital Network. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission of iCapital Network.

Products offered by iCapital Network are typically private placements that are sold only to qualified clients of iCapital Network through transactions that are exempt from registration under the Securities Act of 1933 pursuant to Rule 506(b) of Regulation D promulgated thereunder (“Private Placements”). An investment in any product issued pursuant to a Private Placement entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. Further, such investments are not subject to the same levels of regulatory scrutiny as publicly listed investments, and as a result, investors may have access to significantly less information than they can access with respect to publicly listed investments. Prospective investors should also note that investments in Private Placements often involve long lock-ups and do not provide investors with liquidity.

Securities may be offered through iCapital Securities, LLC, a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital and iCapital Network are registered trademarks of Institutional Capital Network, Inc. Additional information is available upon request.

© 2021 Institutional Capital Network, Inc. All Rights Reserved.

iCapital-SAR21

iCapital Network
60 East 42nd Street, 26th Floor | New York, NY 10165 | 855.891.0092
www.icapitalnetwork.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iCapital KKR Private Markets Fund

By (Signature and Title)

/s/Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 12/2/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 12/2/2021

By (Signature and Title)

/s/Kyle Hartley

Kyle Hartley, Treasurer/Principal Financial Officer

Date 12/2/2021